UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 14, 2020	(December 8, 2020)
Date of Report (Date of earliest event reported)

GREIF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road	Delaware	Ohio	43015
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (740) 549-6000
Not Applicable
(Former name or former address, if changed since last report.)

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	GEF	New York Stock Exchange
Class B Common Stock	GEF-B	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.    Results of Operations and Financial Condition.
On December 9, 2020, Greif, Inc. (the “Company”) issued a press release (the “Earnings Release”) announcing the financial results for its fourth quarter and fiscal year ended October 31, 2020. The full text of the Earnings Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The Earnings Release included the following non-GAAP financial measures (the “non-GAAP Measures”):

(i)the Company's net income, excluding the impact of adjustments, for the fourth quarter of 2020 and the fourth quarter of 2019, which is equal to the Company's consolidated net income for the applicable period plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, less (gain) loss on disposal of properties, plants, equipment and businesses, net, plus non-cash pension settlement charges, plus incremental COVID-19 costs, net, plus tax net expense (benefit) resulting from the Tax Cuts and Jobs Act (the "Tax Reform Act"), each net of tax, noncontrolling interest and equity earnings of unconsolidated affiliates and on a consolidated basis for the applicable period;
(ii)the Company's earnings per diluted Class A share, excluding the impact of adjustments, for the fourth quarter of 2020 and the fourth quarter of 2019, which is equal to earnings per diluted Class A share of the Company for the applicable period plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, less (gain) loss on disposal of properties, plants, equipment and businesses, net, plus non-cash pension settlement charges, plus incremental COVID-19 costs, net, plus tax net expense (benefit) resulting from the Tax Reform Act, each net of tax, noncontrolling interest and equity earnings of unconsolidated affiliates and on a consolidated basis for the applicable period;
(iii)the Company's consolidated adjusted EBITDA for the fourth quarter of 2020 and the fourth quarter of 2019, which is equal to the Company's consolidated net income for the applicable period plus interest expense, net, plus income tax expense, plus depreciation, depletion and amortization expense, plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, plus non-cash pension settlement charges, plus incremental COVID-19 costs, net, less (gain) loss on disposal of properties, plants, equipment and businesses, net, each on a consolidated basis for the applicable period;
(iv)the Company's consolidated adjusted free cash flow for the fourth quarter of 2020 and the fourth quarter of 2019, which is equal to the Company's consolidated net cash provided by (used in) operating activities for the applicable period less cash paid for purchases of properties, plants and equipment, plus cash paid for acquisition-related costs, plus cash paid for incremental COVID-19 costs, net, plus cash paid for acquisition related Enterprise Resource Planning ("ERP") systems each on a consolidated basis for the applicable period;
(v)the Company's net income, excluding the impact of adjustments, for the fiscal year of 2020 and the fiscal year of 2019, which is equal to the Company's consolidated net income for the applicable period plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, less (gain) loss on disposal of properties, plants, equipment and businesses, net, plus non-cash pension settlement charges, plus debt extinguishment charges, plus incremental COVID-19 costs, net, plus tax net expense (benefit) resulting from the Tax Reform Act, each net of tax, noncontrolling interest and equity earnings of unconsolidated affiliates and on a consolidated basis for the applicable period;
(vi)the Company's earnings per diluted Class A share, excluding the impact of adjustments, for the fiscal year of 2020 and the fiscal year of 2019, which is equal to earnings per diluted Class A share of the Company for the applicable period plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, less (gain) loss on disposal of properties, plants, equipment and businesses, net, plus non-cash pension settlement charges, plus debt extinguishment charges, plus incremental COVID-19 costs, net, plus tax net expense (benefit) resulting from the Tax Reform Act, each net of tax, noncontrolling interest and equity earnings of unconsolidated affiliates and on a consolidated basis for the applicable period;
(vii)the Company's consolidated adjusted EBITDA for the fiscal year of 2020 and the fiscal year of 2019, which is equal to the Company's consolidated net income for the applicable period plus interest expense, net, plus debt extinguishment charges, plus income tax expense, plus depreciation, depletion and amortization expense, plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, plus non-cash pension settlement charges, plus incremental COVID-19 costs, net, less (gain) loss on disposal of properties, plants, equipment and businesses, net, each on a consolidated basis for the applicable period;

(viii)the Company's consolidated adjusted free cash flow for the fiscal year of 2020 and the fiscal year of 2019, which is equal to the Company's consolidated net cash provided by (used in) operating activities for the applicable period less cash paid for purchases of properties, plants and equipment, plus cash paid for acquisition-related costs, plus cash paid for debt issuance costs, plus cash paid for incremental COVID-19 costs, net, plus cash paid for acquisition-related ERP systems, each on a consolidated basis for the applicable period;
(ix)the Company's net debt as of October 31, 2020 and 2019, which is equal to the Company's consolidated total debt as of the applicable date less cash and cash equivalents as of the applicable date.
(x)net sales excluding foreign currency translation for the Company's Rigid Industrial Packaging & Services business segment for the fourth quarter of 2020, which is equal to that business segment's net sales for the applicable period, after adjusting such sales for the applicable period foreign currency translation;
(xi)adjusted EBITDA for the Company’s Rigid Industrial Packaging & Services business segment for the fourth quarter of 2020 and the fourth quarter of 2019, which is equal to that business segment’s operating profit less other expense, net, less non-cash pension settlement charges, less equity earnings of unconsolidated affiliates, net of tax, plus depreciation and amortization expense, plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, plus non-cash pension settlement charges, plus incremental COVID-19 costs, net, less gain on disposal of properties, plants, equipment and businesses, net, each for the applicable period;
(xii)net sales excluding foreign currency translation for the Company's Paper Packaging & Services business segment for the fourth quarter of 2020, which is equal to that business segment's net sales for the applicable period, after adjusting such sales for the applicable period foreign currency translation;
(xiii)adjusted EBITDA for the Company’s Paper Packaging & Services business segment for the fourth quarter of 2020 and the fourth quarter of 2019, which is equal to that business segment’s operating profit less other income, net, plus depreciation and amortization expense, plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, plus incremental COVID-19 costs, net, plus loss on disposal of properties, plants, equipment and businesses, net, each for the applicable period;
(xiv)net sales excluding foreign currency translation for the Company's Flexible Products & Services business segment for the fourth quarter of 2020, which is equal to that business segment's net sales for the applicable period, after adjusting such sales for the applicable period foreign currency translation;
(xv)adjusted EBITDA for the Company’s Flexible Products & Services business segment for the fourth quarter of 2020 and the fourth quarter of 2019, which is equal to that business segment’s operating profit less other income, net, plus depreciation and amortization expense, plus restructuring charges, plus incremental COVID-19 costs, net, less (gain) loss on disposal of properties, plants, equipment and businesses, net, each for the applicable period; and
(xvi)adjusted EBITDA for the Company’s Land Management business segment for the fourth quarter of 2020 and the fourth quarter of 2019, which is equal to that business segment’s operating profit plus depreciation, depletion and amortization expense, less gain on disposal of properties, plants, equipment and businesses, net, each for the applicable period.

The Earnings Release also included the following forward-looking non-GAAP measure:
(i) the Company's first quarter 2021 Class A earnings per share before adjustments guidance, which is equal to earnings per diluted Class A share of the Company for such period plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, plus non-cash pension settlement (income) expense, plus incremental COVID-19 costs, net, less (gain) loss on disposal of properties, plants, equipment and businesses, net, each net of tax, noncontrolling interest and equity earnings of unconsolidated affiliates and on a consolidated basis for the applicable period.
No reconciliation of the forward-looking non-GAAP financial measure was included in the Earnings Release for item (i) because, due to the high variability and difficulty in making accurate forecasts and projections of some of the excluded information, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure without unreasonable efforts.
Management of the Company uses the non-GAAP Measures to evaluate ongoing operations and believes that these non-GAAP Measures are useful to investors. The exclusion of the impact of the identified adjustments (restructuring charges, acquisition-

related costs, non-cash asset impairment charges, non-cash pension settlement (income) charges, incremental COVID-19 costs, net, disposals of properties, plants, equipment and businesses, net, and the net tax benefit resulting from the Tax Reform Act) enable management and investors to perform meaningful comparisons of current and historical performance of the Company. Management of the Company also believes that the exclusion of the impact of the identified adjustments provides a stable platform on which to compare the historical performance of the Company and that investors desire this information. Management believes that the use of consolidated adjusted free cash flow, which excludes cash paid for capital expenditures, acquisition-related costs, incremental COVID-19 costs, net, cash paid for debt issuance costs, and cash paid for acquisition-related ERP systems from the Company's consolidated net cash provided by (used in) operating activities, provides additional information on which to evaluate the cash flow generated by the Company and believes that this is information that investors find valuable. The non-GAAP Measures are intended to supplement and should be read together with our financial results. The non-GAAP Measures should not be considered an alternative or substitute for, and should not be considered superior to, our reported financial results. Accordingly, users of this financial information should not place undue reliance on the non-GAAP Measures.

Section 5 – Corporate Governance and Management

Item 5.03(a).    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 8, 2020, the Company’s Board of Directors adopted an amendment to Article 1, Section 4 the Company’s Second Amended and Restated By-Laws that allows for meetings of the stockholders to be held by means of remote communication. The amendment to the Second Amended and Restated By-Laws is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Section 7 – Regulation FD

Item 7.01.    Regulation FD Disclosure.
On December 10, 2020, management of the Company held a conference call with interested investors and financial analysts (the “Conference Call”) to discuss the Company’s financial results for its fourth quarter and fiscal year ended October 31, 2020. The file transcript of the Conference Call is attached as Exhibit 99.3 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press release issued by Greif, Inc. on December 9, 2020 announcing the financial results for its fourth quarter and fiscal year ended October 31, 2020.
99.2	Amendment to the Second Amended and Restated By-Laws of the Company.
99.3	File transcript of conference call with interested investors and financial analysts held by management of Greif, Inc. on December 10, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.
Date: December 14, 2020	By	/s/ Lawrence A. Hilsheimer
Lawrence A. Hilsheimer, Executive Vice President and Chief Financial Officer